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                                                                EXHIBIT 10.32.12

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                      PAYMENT UNDERTAKING PLEDGE AGREEMENT
                                      (P1)

                          dated as of December 30, 1996

                                      among

                       Rocky Mountain Leasing Corporation

                                       and

                              FLEET NATIONAL BANK,
                         not in its individual capacity
                           but solely as Owner Trustee

                                       and

                             SUNTRUST BANK, ATLANTA,
                         not in its individual capacity
                            but solely as Co-Trustee

                          -----------------------------

                          Oglethorpe Power Corporation
               Rocky Mountain Pumped Storage Hydroelectric Project

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                                                                            PAGE
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                                TABLE OF CONTENTS

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                                                                            PAGE
                                                                            ----
PRELIMINARY STATEMENTS.........................................................1
SECTION 1.  Defined Terms......................................................1
SECTION 2.  Grant of Security..................................................2
SECTION 3.  Security for Obligations...........................................2
SECTION 4.  The Facility Lessee Remains Liable.................................3
SECTION 5.  Representations and Warranties.....................................3
SECTION 6.  Further Assurances.................................................3
SECTION 7.  Place of Perfection; Records.......................................4
SECTION 8.  As to the Payment Undertaking......................................4
SECTION 9.  Transfer and Other Liens...........................................5
SECTION 10.  Each Trustee Appointed Attorney-in-fact...........................5
SECTION 11.  Trustees May Perform..............................................6
SECTION 12.  Trustees' Duties..................................................6
SECTION 13.  Remedies..........................................................6
SECTION 14.  Amendments; Waivers; Etc..........................................7
SECTION 15.  Notices...........................................................7
SECTION 16.  Continuing Security Interests; Assignments Under the Participation
       Agreement...............................................................7
SECTION 17.  Governing Law.....................................................8
SECTION 18.  WAIVER OF JURY TRIAL..............................................8
SECTION 19.  Interpretation....................................................8
SECTION 20.  Counterparts......................................................8
SECTION 21.  Severability......................................................8
SECTION 22.  Service of Process and Jurisdiction...............................8
SECTION 23.  Limitation of Liability...........................................9

                                       i
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                      PAYMENT UNDERTAKING PLEDGE AGREEMENT
                                      (P1)

     This PAYMENT UNDERTAKING PLEDGE AGREEMENT (P1), dated as of December 30, 1996 (this "Agreement"), among ROCKY MOUNTAIN LEASING CORPORATION (the "Facility Lessee"), FLEET NATIONAL BANK, not in its individual capacity but solely as Owner Trustee under the Trust Agreement (the "Owner Trustee") and SUNTRUST BANK, ATLANTA, not in its individual capacity but solely as Co-Trustee under the Trust Agreement (the "Co-Trustee" and, together with the Owner Trustee, the "Trustees").

                             PRELIMINARY STATEMENTS

          Reference is hereby made to

               (A) the Participation Agreement (P1), dated as of December 30, 1996 (the "Participation Agreement"), among Oglethorpe Power Corporation (an Electric Membership Generation & Transmission Corporation), the Owner Trustee, the Co-Trustee, the Facility Lessee, Philip Morris Capital Corporation (the "Owner Participant") and Utrecht-America Finance Co. (the "Lender");

               (B) the Facility Lease Agreement (P1) dated as of December 30, 1996 (the "Facility Lease") between the Co-Trustee and the Facility Lessee;.

               (C) the Loan and Security Agreement (P1) dated as of December 30, 1996 among the Trustees and the Lender; and

               (D) the Payment Undertaking Agreement (P1) dated as of December 30, 1996 (the "Payment Undertaking") between the Facility Lessee and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., New York Branch (the "Payment Undertaking Issuer").

     It is a condition precedent to the Lender making available its Loan Commitment under the Participation Agreement that the Facility Lessee shall have granted the assignment and security interest contemplated by this Agreement and that each Trustee shall have assigned all of its rights hereunder to the Lender pursuant to the Loan Agreement.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make available its Loan Commitment under the Participation Agreement, the Facility Lessee hereby agrees with each Trustee for its benefit and the benefit of the Lender as follows:

     SECTION 1. Defined Terms. Capitalized terms used herein without definition are used herein with the respective meanings given such terms in Appendix A to the Participation Agreement or, to the extent not defined therein, in the Payment Undertaking; provided that,
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unless otherwise defined herein or in the Participation Agreement, terms used in
Article 9 of the New York Uniform Commercial Code are used herein as therein defined and, with respect to the perfection of the security interest created hereby, by Article 9 of the Uniform Commercial Code of the jurisdiction governing such perfection.

     SECTION 2. Grant of Security. The Facility Lessee hereby assigns and pledges to each Trustee for its benefit and the benefit of the Lender, and hereby grants to each Trustee for its benefit and the benefit of the Lender a security interest in, the following (collectively, the "Collateral"):

     (a) all of the Facility Lessee's right, title and interest, if any, in, to and under the Payment Undertaking, including without limitation (i) all rights, if any, of the Facility Lessee to any amounts payable by the Payment Undertaking Issuer under the Payment Undertaking and (ii) all claims of the Facility Lessee for damages arising out of or for breach of or default by the Payment Undertaking Issuer under the Payment Undertaking (all such Collateral being the "Agreement Collateral"); and

     (b) all proceeds of any and all of the Agreement Collateral and all property into which any Collateral may be exchanged or converted.

     To the extent that a court would hold that Netherlands law is applicable to the assignment and pledge of the Collateral and to the creation of another security right on the Collateral and that such assignment, pledge and other security right is invalid and/or unenforceable in The Netherlands, the Facility Lessee hereby creates a right of pledge ("vestigt een pandrecht") in favor of each Trustee, pursuant to articles 3:94, paragraph 1 and 3:236, paragraph 2, Netherlands Civil Code on the rights of the Facility Lessee against the Payment Undertaking Issuer, as such rights may exist or come to exist hereafter against the Payment Undertaking Issuer pursuant to or under the Collateral as security for the RMLC Secured Obligations, which right of pledge each Trustee hereby accepts.

     In accordance with article 3:242, Netherlands Civil Code, each Trustee is hereby irrevocably authorized to repledge ("herverpanden") the rights of Facility Lessee pursuant to or under the Collateral in favor of the Lender in order to secure the RMLC Secured Obligations as described in the granting clause of the Loan Agreement.

     SECTION 3. Security for Obligations. This Agreement secures the payment by the Facility Lessee to the Trustees of each of the Facility Lessee's payment obligations under the Facility Lease and the other Operative Documents and of the costs and expenses (including the reasonable fees and disbursements of counsel) of the Trustees in exercising its rights and enforcing its remedies hereunder (such obligations, costs and expenses being the "RMLC Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute the RMLC Secured Obligations or any part thereof and would be owed by the Facility Lessee under the Facility Lease or any other Operative Document but for the fact that they are unenforceable or not allowable due to the existence of a

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bankruptcy, reorganization or similar proceeding involving the Facility Lessee or any other Person.

     SECTION 4. The Facility Lessee Remains Liable. Anything herein to the contrary notwithstanding, (a) the Facility Lessee shall remain liable under the Payment Undertaking and the other Operative Documents to the extent set forth therein to perform all of its duties and obligations, if any, thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Trustees of any of the rights hereunder shall not release the Facility Lessee from any of its duties or obligations, if any, under the Payment Undertaking and
(c) neither Trustee shall have any obligation or liability under the Payment Undertaking by reason of this Agreement nor shall either Trustee be obligated to perform any of the obligations or duties, if any, of the Facility Lessee thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 5. Representations and Warranties. The Facility Lessee represents and warrants as follows:

     (a) The chief place of business and chief executive office of the Facility Lessee and the office where the Facility Lessee keeps its records and administers the Payment Undertaking are located at the address specified in
Section 3.5 of the Participation Agreement.

     (b) The Facility Lessee's interest, if any, in the Collateral is free and clear of any Lien, except for the security interest created by this Agreement. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Trustees, or either of them, or the Lender relating to this Agreement.

     (c) This Agreement creates a valid and perfected security interest in the Collateral securing the payment of the RMLC Secured Obligations.

     SECTION 6. Further Assurances. (a) The Facility Lessee agrees that it will, from time to time, at the expense of the Facility Lessee, promptly execute and deliver all further instruments and documents, and take all further action (including the giving of notice to the Payment Undertaking Issuer), that may be necessary or desirable, or that a Trustee may request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Trustees to exercise and enforce their rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Facility Lessee at the request of either Trustee will: (i) mark conspicuously each counterpart of the Payment Undertaking in its possession and each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to such Trustee, indicating that the rights, if any, of the Facility Lessee in the Payment Undertaking or Collateral is subject to the security interest granted hereby; and (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or

                                        3
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as such Trustee may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

     (b) The Facility Lessee hereby authorizes the Trustees to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Facility Lessee where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     SECTION 7. Place of Perfection; Records. (a) The Facility Lessee shall keep its chief place of business and chief executive office and the office where it keeps its records and the original copies of the Payment Undertaking at the location specified in Section 3.5 of the Participation Agreement or, upon 30 days' prior written notice to the Trustees and the Lender, at such other locations in a jurisdiction where all actions required by Section 5 hereof shall have been taken with respect to the Collateral.

     (b) The Facility Lessee has notified the Payment Undertaking Issuer of the assignment and pledge of the rights, if any, of the Facility Lessee in the Payment Undertaking to the Trustees and of the assignment, pledge and/or repledge, pursuant to the Loan Agreement, by the Trustees to the Lender of the Trustees' rights, if any, arising hereunder. All amounts and proceeds (including instruments), if any, received by the Facility Lessee in respect of the Payment Undertaking shall be received in trust for the benefit of the Trustees and, prior to the Release Event, shall be segregated from other funds and property of the Facility Lessee and shall be forthwith paid over to the Trustees or, prior to the Release Event, the Lender in the same form as so received.

     SECTION 8. As to the Payment Undertaking. (a) The Facility Lessee agrees that it shall at its expense:

          (i) perform and observe all the terms and provisions of the Payment Undertaking to be performed or observed by it, if any; maintain the Payment Undertaking in full force and effect to the extent of its interest, if any, therein; enforce the Payment Undertaking in accordance with its terms to the extent of its interest, if any, therein; and take all such action to such end as may be requested from time to time by either Trustee; and

          (ii) furnish to the Trustees and the Lender promptly upon issuance or receipt thereof copies of all notices, requests and other documents issued or received by the Facility Lessee under or pursuant to the Payment Undertaking; and from time to time (A) furnish to the Trustees and the Lender such information and reports regarding the Collateral as either Trustee or the Lender may reasonably request and (B) upon request to either Trustee or the Lender make to the Payment Undertaking Issuer such demands and requests for information and reports or for action, if any, as the Facility Lessee is entitled to make thereunder.

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     (b) The Facility Lessee agrees that (to the extent it would otherwise be able to) it will not without the prior written consent of either Trustee and, prior to the Release Event, the Lender:

          (i) cancel or terminate the Payment Undertaking or consent to or accept any cancellation or termination thereof;

          (ii) amend or otherwise modify the Payment Undertaking or give any consent, waiver or approval thereunder or adjust, settle or compromise the amount or payment of any receivable thereunder, release wholly or partly the Payment Undertaking Issuer or allow any credit or discount thereon;

          (iii) waive any default under or breach of the Payment Undertaking; or

          (iv) take any other action in connection with the Payment Undertaking that would impair the value of the interest or rights of the Facility Lessee thereunder, if any, or that would impair the interest or rights of the Trustees or the Lender therein.

     (c) The Facility Lessee and the Trustees agree that this Agreement and the security interest granted hereby and the appointment of the Trustees as attorneys-in-fact under Section 10 hereof and all other rights and powers given to the Trustees hereunder are not intended to, and shall not, derogate from the Trustees' rights as third party beneficiaries of the Payment Undertaking, including the right to receive payments thereunder directly and to otherwise enforce the Payment Undertaking in its own name and right independent of the rights and powers granted hereunder.

     SECTION 9. Transfer and Other Liens. Prior to the Release Event, the Facility Lessee shall not (i) sell, assign (by operation of law or otherwise), pledge or otherwise dispose of, or grant any option with respect to, any of the Collateral or any interest therein or in respect thereof or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the pledge, repledge assignment and security interest created by this Agreement and the Loan Agreement.

     SECTION 10. Each Trustee Appointed Attorney-in-fact. In addition to the rights of each Trustee as a third party beneficiary of the Payment Undertaking, the Facility Lessee hereby irrevocably appoints (which appointment is coupled with an interest) each Trustee as the Facility Lessee's attorney-in-fact, with full authority after the occurrence and during the continuance of an Event of Default in the place and stead of the Facility Lessee and in the name of the Facility Lessee or otherwise, from time to time in such Trustee's discretion, to take any action and to execute any instrument that such Trustee may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

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     (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; and

     (b) to file any claims or take any action or institute any proceedings that such Trustee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of the Payment Undertaking or the rights of such Trustee with respect to any of the Collateral.

     SECTION 11. Trustees May Perform. If the Facility Lessee fails to perform any agreement contained herein, the Trustees may perform, or cause performance of, such agreement, and the expenses of such Trustees incurred in connection therewith shall be payable by the Facility Lessee under Section 5.03 of the Trust Agreement and shall constitute RMLC Secured Obligations hereunder.

     SECTION 12. Trustees' Duties. The powers conferred on each Trustee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.

     SECTION 13. Remedies. If any Event of Default shall have occurred and be continuing:

     (a) The Trustees may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "New York Uniform Commercial Code") (whether or not the New York Uniform Commercial Code applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Owner Trustees' offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustees may deem commercially reasonable. The Facility Lessee agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Facility Lessee of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Trustees shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Trustees may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) Without limitation of the foregoing, the Trustees may exercise, in their own names or in the name and on behalf of the Facility Lessee, all of the Facility Lessee's rights, if any, under and in respect of the Payment Undertaking, including the enforcement of the Payment Undertaking Issuer's obligations thereunder.

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     (c) If any cash proceeds shall be received by the Trustees from the Payment
Undertaking Issuer with respect to the Collateral or in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, the Trustees may, in the discretion of the Trustees, hold such proceeds as collateral for payment of the RMLC Secured Obligations or may apply such proceeds to the payment of the RMLC Secured Obligations in such order as the Trustees shall elect. Any surplus of such cash or cash proceeds held by the Owner Trustee and remaining after payment in full of all the RMLC Secured Obligations shall be paid over to the Facility Lessee or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 14. Amendments; Waivers; Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Facility Lessee herefrom, shall in any event be effective unless the same shall be in writing and signed by each Trustee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of either Trustee to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

     SECTION 15. Notices. All notices, demand or other communications hereunder shall be given or made in the manner, and with the same effect, as provided in
Section 18.4 of the Participation Agreement, at the respective addresses therefor set forth in the Participation Agreement, or at such other address as may be designated by notice from such party to all other parties hereto.

     SECTION 16. Continuing Security Interests; Assignments Under the Participation Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Release Event has occurred, (b) be binding upon the Facility Lessee, its successors and assigns and (c) inure, together with the rights and remedies of the Trustees hereunder, to the benefit of each Trustee and its successors, transferees and assigns (provided that, prior to the Release Event, the Trustees shall not assign, pledge, repledge or otherwise transfer or dispose of its rights under this Agreement or any interest in respect thereof to any Person, except to the Lender pursuant to the Loan Agreement or to a Person which shall succeed to all of the Trustees' right, title and interest in respect of the Operative Documents and the Facility Lessee's Rocky Mountain Interest as permitted by the Participation Agreement). If this Agreement shall terminate as provided for in clause (a), above, each Trustee will, at the Facility Lessee's request and expense, execute and deliver to the Facility Lessee such documents as the Facility Lessee shall reasonably request to evidence such termination.

     SECTION 17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 18. WAIVER OF JURY TRIAL. EACH OF THE FACILITY LESSEE AND THE TRUSTEES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR

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RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 19. Interpretation. The headings of the articles and sections hereof are for convenience of reference only and shall not affect the meaning or construction of any provision hereof.

     SECTION 20. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 21. Severability. If any provision of this Agreement is invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

     SECTION 22. Service of Process and Jurisdiction. (a) Submission to Jurisdiction. Each of the parties hereto (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County (without prejudice to the right of any party to remove to the United States District Court for the Southern District of New York) and to the jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or the subject matter hereof or any of the transactions contemplated hereby brought by any of the parties hereto or their successors or assigns, (ii) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such Federal court, and (iii) to the extent permitted by Applicable Law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. A final judgment obtained in respect of any action, suit or proceeding referred to in this Section 22 shall be conclusive and may be enforced in other jurisdictions by suit as the judgment or in any manner as provided by Applicable law. The Facility Lessee and each Trustee each irrevocably appoints CT Corporation System, with an office at 1633 Broadway, New York, New York 10019, as its agent to receive on its behalf service of copies of the summons and complaint and any other process which may be served in any such action or proceeding (such agent, with respect to its respective appointing party, being the "Process Agent").

     (b) Service of Process. Each of the parties hereto hereby consents to service of process in connection with the subject matter specified in the first sentence of this Section in connection with the above-mentioned courts in New York by registered mail, Federal Express, DHL or similar courier at the address to which notices to it are to be given, or to such party in the case of the Process Agent at the Process Agent's above address, it being agreed that service in such manner shall constitute valid service upon such party or their respective successors or

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assigns in connection with any such action or proceeding only; provided that nothing in this Section shall affect the right of any of such parties or their respective successors or assigns to serve legal process in any other manner permitted by law or affect the right of any such parties or its respective successors or assigns to bring any action or proceeding against any other one of such parties or its respective property in the courts of other jurisdictions.

     SECTION 23. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by each Trustee, not individually or personally but solely in their capacity as a Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in them, (b) each of the representations, undertakings and agreements herein made on the part of each Trustee is made and intended not as personal representations, undertakings and agreements by each Trustee, but is made and intended for the purpose of binding only the Trustees, (c) nothing herein contained shall be construed as creating any liability on either Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Facility Lessee or by any Person claiming by, through or under the Facility Lessee and (d) under no circumstances shall the Trustees be personally liable for the payment of any indebtedness or expenses of the Trustees or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustees under this Agreement. In addition, each of the parties hereto acknowledges and agrees that the Co-Trustee has been appointed by the Owner Participant and Owner Trustee for the limited purpose of exercising those trust powers in the State of Georgia which may not be exercised by the Owner Trustee under applicable law, and that, except as otherwise required by applicable law, the Co-Trustee shall not be obligated to take any action hereunder unless expressly directed in writing by the Owner Trustee or the Owner Participant in accordance with the terms of the Trust Agreement.

      IN WITNESS WHEREOF, the Facility Lessee and each Trustee have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                       ROCKY MOUNTAIN LEASING CORPORATION

                               By:/s/ Eugen Heckl
                                  -----------------------------------
                                  Name:  Eugen Heckl
                                  Title: Vice President

                               FLEET NATIONAL BANK,
                                   not in its individual capacity
                                   but solely as Owner Trustee

                               By:/s/ Frank McDonald
                                  -----------------------------------
                                   Name:  Frank McDonald
                                   Title: Vice President

                               SUNTRUST BANK, ATLANTA,
                                   not in its individual capacity
                                   but solely as Co-Trustee

                               By:/s/ Bryan Echols
                                  -----------------------------------
                                  Name:  Bryan Echols
                                  Title: Vice President


                               By:/s/ Sandra Thompson
                                  -----------------------------------
                                  Name:  Sandra Thompson
                                  Title: Vice President

                          SCHEDULE TO EXHIBIT 10.32.12

                    PAYMENT UNDERTAKING PLEDGE AGREEMENT (P1)

     The following table indicates for each transaction the name of the corresponding Owner Participant:

      Agreement    Date                  Owner Participant
      ----------   -------------------   -----------------------------------
      P1           December 30, 1996     Philip Morris Capital Corporation

      P2           January 3, 1997       Philip Morris Capital Corporation

      F3           December 30, 1996     First Chicago Leasing Corporation

      F4           December 30, 1996     First Chicago Leasing Corporation

      N5           December 30, 1996     NationsBanc Leasing & R.E. Corporation

      N6           January 3, 1997       NationsBanc Leasing & R.E. Corporation

     The Exhibits and Schedules to the Payment Undertaking Pledge Agreement (P1) are not filed herewith; however, the registrant hereby agrees that such Exhibits and Schedules will be provided to the Commission upon request.

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